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                                  EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1994 Stock Option Plan of InSite Vision Incorporated of our report dated January 30, 1998 with respect to the consolidated financial statements of InSite Vision Incorporated included in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.




                                                   /s/ ERNST & YOUNG LLP

Walnut Creek, California
July 28, 1998